UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    December 23, 2003

Atlantic Coast Airlines Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	0-21976	13-3621051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45200 Business Court, Dulles, VA		20166
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number    (703) 650-6000

N/A

(Former name and former address, if changed since last report.)

Item 9. REGULATION FD DISCLOSURE.

On December 23, 2003, Atlantic Coast Airlines Holdings, Inc. (ACA) (NASDAQ/NM: ACAI) issued a press release in response to Mesa Air Group, Inc.’s announcement that it will not be moving forward with either its proposed consent solicitation or exchange offer for ACA. A copy of the press release containing the statement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Statements in the press release and by company executives regarding the company’s implementation of new business strategies and its relationship with United Airlines and other matters, as well as regarding operations, earnings, revenues and costs, represent forward-looking information. A number of risks and uncertainties exist which could cause actual results to differ materially from these projected results. Such risks and uncertainties include, among others: United’s option under bankruptcy rules to assume or reject the existing United Express Agreement; the timing of any disengagement by the company as a United Express carrier under the United Express Agreement or pursuant to bankruptcy court proceedings; the ability to effectively implement its low-fare business strategy utilizing regional jets; the ability to complete the acquisition of, and secure financing for, its Airbus A319/A320 aircraft, and to successfully integrate these aircraft into its fleet; the availability of additional or alternative business opportunities for the company’s operations; the effects of United’s bankruptcy proceedings; the continued financial health of Delta Air Lines, Inc., and the ability and willingness of Delta to continue to deploy the company’s aircraft and to utilize and pay for scheduled service at agreed upon rates; availability and cost of product support for the company’s 328JET aircraft; unexpected costs arising from the insolvency of Fairchild Dornier; general economic and industry conditions; additional acts of war or terrorism; and risks and uncertainties arising from the events of September 11, any of which may impact the company, its aircraft manufacturers and its other suppliers in ways that the company is not currently able to predict. Certain of these and other risk factors are more fully disclosed under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the year ended December 31, 2002 and in its Quarterly Report on Form 10-Q for the period ended September 30, 2003. These statements are made as of December 23, 2003 and ACA undertakes no obligation to update any such forward-looking information, including as a result of any new information, future events, changed expectations or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Coast Airlines Holdings, Inc.

(Registrant)

Date:  December 23, 2003

By:	/s/ Richard J. Surratt

Richard J. Surratt, Executive VP – Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Atlantic Coast Airlines, Inc. dated December 23, 2003, titled “ACA Comments on Mesa Announcement — Looks Forward to Launch of Independence Air — Thanks Stockholders for Continued Support”.